PROSPECTUS SUPPLEMENT

Global X Funds

SUPPLEMENT DATED MAY 2, 2011
TO THE PROSPECTUS DATED MARCH 1, 2011

The following information supplements the information found in the prospectus for the Global X Funds.

Effective May 3, 2011, the following fund will be available for purchase:

Global X Food ETF (EATX)

Effective May 4, 2011, the following fund will be available for purchase:

Global X Fishing Industry ETF (FISN)

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE